Exhibit 10.35

FOURTH AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT

THIS FOURTH AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT (the “Amendment”) is made and entered into on the 16th day of October, 2003, to be effective on the Effective Date (as defined below), by and between The Pantry, Inc., a Delaware corporation (“Pantry”) and McLane Company, Inc., a Texas corporation (“McLane”).

RECITALS

WHEREAS, the Pantry, Lil’ Champ Food Stores, Inc., a Florida corporation (“Lil’ Champ”), and McLane entered into (i) a Distribution Service Agreement effective as of October 10, 1999, (ii) a First Amendment to Distribution Service Agreement effective as of June 28, 2001, (iii) a Second Amendment to Distribution Service Agreement effective as of September 8, 2001, and (iv) a Third Amendment to Distribution Service Agreement effective as of October 5, 2002 (the October 10, 1999 Distribution Service Agreement, together with the June 28, 2001 First Amendment, September 8, 2001 Second Amendment, and October 5, 2002 Third Amendment are hereinafter referred to collectively as the “Service Agreement”); and

WHEREAS, the Pantry is in negotiations to acquire additional convenience food stores that it desires to make subject to the Service Agreement, such additional stores being more particularly described on Exhibit A attached hereto and incorporated herein for all purposes (the “Additional Stores”); and

WHEREAS, in the event the Pantry acquires the Additional Stores, the Pantry and McLane desire to further amend the Service Agreement;

NOW, THEREFORE, for and in consideration of the promises, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and expressly conditioned upon the Pantry acquiring the Additional Stores, the Pantry and McLane do hereby agree as follows:

1. Additional Stores to be Subject to Service Agreement. The Pantry and McLane hereby agree that the Additional Stores shall, effective as of the date the Pantry acquires such Additional Stores (the “Effective Date”), be subject to and governed by all terms and conditions of the Service Agreement, as amended by this Amendment, and shall be considered “stores” for all purposes thereof.

2. Extension of Service Agreement. The first sentence of Section 4.1 of the Service Agreement is hereby amended to read in its entirety as follows:

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed with the Securities and Exchange Commission and marked “CONFIDENTIAL TREATMENT.”

“This Agreement shall, unless earlier terminated in accordance with the terms of this Agreement, continue until October 10, 2008.”

3. Adjustment of Service Charge/Gatorade Mark-Up. The Service Charge of $* per store/per week provided for in the Service Agreement is reduced to $* per store/per week and the markup on Gatorade provided for in the Service Agreement is reduced from *% to *%.

4. Cigarette Rebate Adjustment. The Pantry shall be entitled, in addition to the rebates provided for in the Service Agreement and on Exhibit A of the Service Agreement, to an additional rebate of (i) $* (*) per each carton of premium cigarettes and $* (*) per each carton of generic cigarettes purchased by the Pantry from McLane after the Effective Date for stores located in Georgia, and (ii) $* (*) per each carton of premium cigarettes and $* (*) per each carton of generic cigarettes purchased by the Pantry from McLane after the Effective Date for stores located in Tennessee.

5. Service Allowance. Section 9 of the Third Amendment is hereby amended to read in its entirety as follows:

“Within ten (10) business days after the Effective Date, McLane shall pay to the Pantry $* per each Additional Store and $* for each other store subject to the Service Agreement. Such amounts shall be amortized over the twelve (12) month period immediately following the Effective Date using the straight line method of amortization, with any unamortized amount relating to a store which the Pantry sells, closes or otherwise ceases to operate during such twelve (12) month period being repaid to McLane within ten (10) days after the end of the McLane accounting quarter in which such sale, closure or cessation of operation occurs through an equitable adjustment made by McLane to any amounts that may be owing by McLane to any amounts that may be owing by McLane to Pantry at the end of such McLane accounting quarter. If the unamortized amount to be repaid to McLane at the end of such accounting quarter is greater than the amount that is owed by McLane to Pantry, the remaining adjustment will be made at the end of subsequent McLane accounting quarters until the full unamortized amount is repaid by Pantry to McLane. Provided the Pantry is in compliance with all terms and conditions of the Service Agreement (as amended by this Amendment) on the date payment is due, within ten (10) business days after the beginning of each McLane accounting quarter, McLane agrees to pay to the Pantry a Service Allowance of $*. This quarterly amount is based on * stores and $* per store; and shall be adjusted equitably during the remaining term of the Service Agreement (as amended by this Amendment) to take into account store openings and store sales/closures.”

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed with the Securities and Exchange Commission and marked “CONFIDENTIAL TREATMENT.”

CONFIDENTIAL TREATMENT

6. Representation and Warranty. Pantry hereby represents and warrants to McLane that Lil’ Champ has been merged into The Pantry, Inc. and is no longer a legal entity as of June 25, 2001. As of the Effective Date, Lil’ Champ will be released by McLane as a party to the Service Agreement. In consideration, Pantry represents and warrants to McLane, and Pantry agrees that (i) all existing Lil’ Champ stores previously serviced by McLane (“Lil’ Champ Stores”) have been transferred to and are owned entirely by Pantry, (ii) McLane will continue to provide services under the Service Agreement and this Amendment to the Lil’ Champ Stores, and (iii) Pantry will be fully responsible and liable to McLane for the performance of any and all obligations and liabilities of Lil’Champ to McLane under the Service Agreement and this Amendment.

7. Effective Date. All terms and conditions of this Amendment shall be effective as of the Effective Date defined in Section 1 of this Amendment.

8. Defined Terms. Capitalized terms not specifically defined in this Amendment shall have the meaning ascribed to them in the Service Agreement.

9. No Other Modifications. Except as specifically modified by this Amendment, all terms and conditions of the Service Agreement shall remain fully applicable and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above, to be effective as of the Effective Date.

THE PANTRY, INC.

By:	/S/ DAVID M. ZABORSKI

Printed Name: David M. Zaborski
Title: V.P. Marketing

McLANE PANTRY, INC.

By:	/S/ DAVE TESTROET

Dave Testroet
Division President
McLane Carolina/Mid-Atlantic

CONFIDENTIAL TREATMENT

EXHIBIT A

GOLDEN GALLON STORE LIST

Count	Pantry Store #	Store #	Address	City	State	Zip

1	3492	1	SHALLOWFORD & HICKORY VALLEY	Chattanooga	TN	37421
2	3493	5	101 NEWBERRY ST @ REDDING ROAD	Red Bank	TN	37415
3	3494	16	11280 DAYTON PIKE	Soddy Daisy	TN	37379
4	3495	18	4011 RINGGOLD ROAD	Chattanooga	TN	37412
5	3496	26	(9300 LEE HIGHWAY)	Ooltewah	TN	37363
6	3497	28	5030 HUNTER ROAD @I-75	Ooltewah	TN	37363
7	3498	31	8229 MAHAN GAP ROAD	Ooltewah	TN	37363
8	3499	37	CORNER HWY 76 @225 GREEN RD	Chatsworth	GA	30705
9	3500	52	301 SOUTH ERWIN STREET	Cartersville	GA	30120
10	3501	60	4605 CLEVELAND HIGHWAY	Cohutta	GA	30710
11	3502	61	3608 CHATSWORTH HIGHWAY	Dalton	GA	30720
12	3503	62	5703 ALABAMA HIGHWAY	Ringgold	GA	30736
13	3504	63	2622 CHATTANOOGA ROAD	Rocky Face	GA	30740
14	3505	64	2800 S. DIXIE HIGHWAY	Dalton	GA	30720
15	3506	65	CHATTANOOGA VALLEY ROAD	Flinstone	GA	30725
16	3507	66	HIGHWAY 27 SOUTH	Rock Springs	GA	30739
17	3508	67	1897 MCFARLAND AVENUE	Rossville	GA	30741
18	3509	69	PARK CITY	Rossville	GA	30741
19	3510	71	WEST MAIN @CHATTANOOGA STREET	Lafayette	GA	30728
20	3511	72	209 LEE & GORDON MILL ROAD	Chickamauga	GA	30707
21	3512	75	2200 CLEVELAND ROAD	Dalton	GA	30720
22	3513	76	1476 RED BUD ROAD	Calhoun	GA	30701
23	3514	77	(4806 HIGHWAY 58 NORTH)	Chattanooga	TN	37416
24	3515	78	8701 E. BRAINERD @MORRIS HILL	Chattanooga	TN	37421
25	3516	81	HIGHWAY 225 SOUTH	Chatsworth	GA	30705
26	3517	82	6960 LEE HIGHWAY @SHALLOWFORD	Chattanooga	TN	37421
27	3518	83	CORNER HWY 225 @HWY 41	Calhoun	GA	30701
28	3519	84	(702 E. HIGHWAY 53 SE)	Calhoun	GA	30701
29	3520	85	11134 HIGHWAY 27	Summerville	GA	30747
30	3521	86	406 LYLERLY HIGHWAY	Summerville	GA	30747
31	3522	88	3129 MAPLE STREET	Lindale	GA	30147
32	3523	89	1010 E WALNUT AVE @RIVERBEND	Dalton	GA	30720
33	3524	90	234 BROWN’S FERRY RD @I-24	Chattanooga	TN	37419
34	3525	91	201 CARBONDALE ROAD SW	Dalton	GA	30720
35	3526	92	FORT MOUNTAIN & US 411	Chatsworth	GA	30705
36	3527	93	2512 AMNICOLA HIGHWAY	Chattanooga	TN	37406
37	3528	95	190 S MAIN STREET @US 11	Trenton	GA	30752
38	3529	96	5331 HWY 58 @HICKORY VALLEY	Chattanooga	TN	37416

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CONFIDENTIAL TREATMENT

Count	Pantry Store #	Store #	Address	City	State	Zip

39	3530	101	1321 DUG GAP	Dalton	GA	30720
40	3531	102	1002 UNDERWOOD STREET	Dalton	GA	30720
41	3532	103	2006 REDMOND CIRCLE	Rome	GA	30161
42	3533	105	5501 HWY 153 @GADD ROAD	Hixson	TN	37343
43	3534	106	1131 NORTH MAIN STREET	Lafayette	GA	30728
44	3535	107	2300 SPRINGPLACE ROAD	Cleveland	TN	37311
45	3536	109	4814 ALABAMA HWY, NW @HWY 20	Rome	GA	30161
46	3537	110	4350 MARTHA BERRY HIGHWAY NE	Rome	GA	30161
47	3538	113	10086 DAYTON PIKE	Soddy Daisy	TN	37379
48	3539	114	6224-A HIXSON PIKE @BIG RDGE	Hixson	TN	30343
49	3540	117	1182 MOUNTAIN CREEK ROAD	Chattanooga	TN	37405
50	3541	119	1005 HIXSON PIKE	Hixson	TN	37343
51	3542	123	5216 DAYTON BLVD @GADD ROAD	Red Bank	TN	37415
52	3543	124	2501 DAYTON BLVD @SIGNAL VW	Red Bank	TN	37415
53	3544	125	902 DALLAS ROAD @SYLVAN	Chattanooga	TN	37405
54	3545	127	5710 LAKE RESORT DRIVE	Chattanooga	TN	37415
55	3546	129	3480 KEITH STREET	Cleveland	TN	37311
56	3547	130	4850 GEORGETOWN PIKE	Cleveland	TN	37311
57	3548	131	703 SOUTH WHITE STREET	Athens	TN	37303
58	3549	135	910 NORTH BROAD, NE	Rome	GA	30161
59	3550	137	712 SIGNAL MOUNTAIN ROAD	Chattanooga	TN	37409
60	3551	138	6 SHORTER AVENUE, NW	Rome	GA	30161
61	3552	139	3740 TENNESSEE AVENUE	Chattanooga	TN	37409
62	3553	141	5337 ALABAMA HIGHWAY	Ringgold	GA	30736
63	3554	145	902 JOE FRANKLIN PARKWAY	Cartersville	GA	30120
64	3555	151	1301 LAFAYETTE ROAD	Rossville	GA	30741
65	3556	152	4919 MAIN STREET	Jasper	TN	37347
66	3557	153	4849 HIXSON PIKE	Hixson	TN	37343
67	3558	154	852 RANKIN AVENUE, NORTH	Dunlap	TN	37327
68	3559	155	1200 OAK DRIVE	Manchester	TN	37355
69	3560	156	I-59 @HIGHWAY 136	Trenton	GA	30752
70	3561	158	ROUTE 8, BOX 201 SCRUGGS RD	Ringgold	GA	30736
71	3562	159	2493 SOUTH CHURCH STREET	Murfreesboro	TN	37130
72	3563	160	1401 RED BUD ROAD	Calhoun	GA	30701
73	3564	161	3070 CEDARTOWN HWY	Rome	GA	30161
74	3565	162	1264 MCMINNVILLE HIGHWAY	Manchester	TN	37355
75	3566	163	2374 OLD FORT PARKWAY	Murfreesboro	TN	37130
76	3567	165	2278 HILLSBORO BLVD	Manchester	TN	37355
77	3568	166	2695 ADP 40, SE	Cleveland	TN	37311
78	3569	167	8972 RHEA COUNTY HIGHWAY	Dayton	TN	37321
79	3570	168	6708 RINGGOLD ROAD	Chattanooga	TN	37412
80	3571	170	835 HIGHWAY 411, NORTH	Etowah	TN	37331
81	3572	173	(4858 HIGHWAY 58)	Chattanooga	TN	37416

ii

CONFIDENTIAL TREATMENT

Count	Pantry Store #	Store #	Address	City	State	Zip

82	3573	176	8540 HIXSON PIKE @CMP COLUM	Hixson	TN	37343
83	3574	179	13424 DAYTON PIKE	Soddy Daisy	TN	37379
84	3575	181	8640 DAYTON PIKE	Soddy Daisy	TN	37379
85	3576	182	4026 SHALLOWFORD RD @N. MOOR	Chattanooga	TN	37411
86	3577	183	(3407 AMNICOLA HIGHWAY)	Chattanooga	TN	37406
87	3578	184	4300 NORCROSS RD @ELY RD	Hixson	TN	37343
88	3579	185	1850 ALMAVILLE ROAD	Smyrna	TN	37167
89	3580	186	ROUTE 1, BOX 1130	Monteagle	TN	37356
90	3581	187	3390 AIRPORT ROAD	Dalton	GA	30721
91	3582	188	3743 CUMMINGS HWY @I-24	Chattanooga	TN	37419
92	3583	189	1702 SOUTH RUTHERFORD BLVD	Murfreesboro	TN	37130
93	3584	190	519 WALDRON ROAD	Lavergne	TN	37086
94	3585	192	8003 HORTON HIGHWAY	Arrington	TN	37014
95	3586	193	HWY 411 BOX 597A	Ocoee	TN	37361
96	3587	195	1418 BATTLEFIELD PARKWAY	Ft. Oglethorpe	GA	30742
97	3588	197	9652 E BRAINERD RD @OOL-RING	Chattanooga	TN	37421
98	3589	201	210 25TH STREET, NW	Cleveland	TN	37311
99	3590	202	2214 EAST WALNUT AVENUE	Dalton	GA	30720
100	3591	203	1200 SOUTH CEDAR	S. Pttsburg	TN	37380
101	3592	204	2280 SPRINGPLACE ROAD	Cleveland	TN	37311
102	3593	205	2502 BLUE SPRINGS ROAD	Cleveland	TN	37311
103	3594	206	410 EAST NORTH STREET	Sweetwater	TN	37874
104	3595	207	HIGHWAY 58	Decatur	TN	37322
105	3596	210	HIGHWAY 64	Ducktown	TN	37326
106	3597	211	HWY 411 & MAIN STREET	Benton	TN	37307
107	3598	212	MT. VERD ROAD & I-75	Athens	TN	37303
108	3599	213	1157 HIGHWAY 68	Sweetwater	TN	37874
109	3600	215	230 TENNESSEE AVENUE	Etowah	TN	37331
110	3601	216	612 SOUTH MAIN STREET	Sweetwater	TN	37874
111	3602	217	6003 SHALLOWFORD ROAD	Chattanooga	TN	37411
112	3603	218	1700 HARRISON PIKE	Cleveland	TN	37311
113	3604	219	1200 CLEVELAND HIGHWAY	Dalton	GA	30721
114	3605	220	5012 HIXSON PIKE	Hixson	TN	37343
115	3606	221	2631 DECATUR PIKE	Athens	TN	37303
116	3607	227	6239 HIGHWAY 58	Harrison	TN	37341
117	3608	229	796 NISSAN BLVD	Smyrna	TN	37167
118	3609	230	198 HAYWOOD LANE	Nashville	TN	37211
119	3610	231	989 INTERSTATE DRIVE	Manchester	TN	37355
120	3611	232	109 SEQUOYAH ACCESS ROAD	Soddy	TN	37379
121	3612	233	3901-A CLEVELAND HIGHWAY	Dalton	GA	30721
122	3613	234	5183 MURFREESBORO ROAD	LeVergne	TN	37086
123	3614	235	7020 E. BRAINERD ROAD	Chattanooga	TN	37421

iii

CONFIDENTIAL TREATMENT

Count	Pantry Store #	Store #	Address	City	State	Zip

124	3615	236	6855 BATTLEFIELD PARKWAY	Ringgold	GA	30736
125	3616	237	4900 BRAINERD RD @MOORE RD	Chattanooga	TN	30741
126	3617	239	2610 SOUTH CHURCH STREET	Murfreesboro	TN	37128
127	3618	240	1221 SOUTH WATER AVENUE	Gallatin	TN	37066
128	3619	243	1001 LAFAYETTE ROAD	Chickamauga	GA	30707
129	3620	244	10576 LEBANON ROAD	Mt. Juliet	TN	37122
130	3621	246	2098 MADISON ST SHELBYVILLE	Shelbyville	TN	37160
131	3622	247	(11400 HIGHWAY 41)	Ringgold	GA	30736
132	3623	248	(600 ASHLAND TERRANCE)	Chattanooga	TN	37415
133	3624	250	(2300 JENKINS RD)	Chattanooga	TN	37421
134	3625	601	(1309 WEST MAIN STREET)	Lebanon	TN	37087
135	3626	602	(3401 MEMORIAL BLVD)	Murfreesboro	TN	37130
136	3627	603	(HWY 70 & OLD KENTUCKY HWY)	Cookeville	TN	38503
137	3628	623	CLEVELAND	Cleveland	TN	37311
138	3629	626	(6917 MIDDLE VALLEY RD)	Hixson	TN	37343

iv